Confidential | for discussion purposes only GOLUB CAPITAL DIRECT LENDING CORPORATION EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2025

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including, without limitation, our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending September 30, 2025. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued “Payment in Kind (“PIK”)/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. – GDLC generated an annualized net income return on equity1 of 8.5% during the quarter ended September 30, 2025. – GDLC has achieved an inception-to-date IRR2 on NAV of 10.8% through September 30, 2025. – For the quarter ended September 30, 2025, we made new investment commitments of $48.2 million and the fair value of investments as of September 30, 2025 was $845.8 million. Overall, total investments in portfolio companies at fair value increased by $20.1 million or 2.4%. – The annualized investment income yield3 for the three months ended September 30, 2025 was 10.4%, a decrease from 10.5% for the three months ended June 30, 2025. – Strong credit performance; over 96% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of September 30, 2025. As of September 30, 2025, there were two portfolio company investments on non-accrual.

4 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Net income (loss) $10,488 $11,547 $11,344 $11,138 $11,691 Net investment income 11,191 10,884 11,535 11,731 12,109 Net realized/unrealized gain (loss) (703) 663 (191) (593) (418) Distributions declared 10,488 11,547 11,344 11,138 11,691 Quarter Ended Per Share1 and Return on Equity2 Statistics September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Earnings (loss) per weighted average share $0.37 $0.37 $0.34 $0.32 $0.32 Net investment income per weighted average share 0.40 0.35 0.35 0.34 0.33 Accrual (reversal) for capital gain incentive fee per weighted average share (0.01) 0.00* (0.00)* (0.00)* (0.00)* Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share3 0.39 0.35 0.35 0.34 0.33 Net realized/unrealized gain (loss) per weighted average share (0.03) 0.02 (0.01) (0.02) (0.01) Annualized return on equity – net income4 9.9% 9.9% 9.3% 8.5% 8.5% Quarterly return on equity – net income5 2.5% 2.5% 2.3% 2.1% 2.1% Net asset value $15.00 $15.00 $15.00 $15.00 $15.00 * Represents an amount less than $0.01 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended September 30, 2025, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 5. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented.

5 Quarter Ended September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $73.8 $88.7 $43.3 $65.5 $48.2 Exits and Sales of Investments 15.8 12.2 40.4 22.4 31.4 Net Funds Growth1 63.7 73.8 10.1 51.9 20.1 Asset Mix of New Investments Senior Secured 1% 3% 2% 8% 2% One Stop 97% 92% 95% 89% 91% Junior Debt2 0%* 4% 0% 1% 5% Equity and Other Investments 2% 1% 3% 2% 2% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 9.9% 9.5% 9.9% 9.1% 9.1% Weighted average spread over the applicable base rate of new floating rate investments4 5.2% 5.1% 5.6% 5.0% 4.9% Weighted average interest rate on investments that paid-off5 11.3% 10.7% 10.5% 9.8% 10.0% Weighted average fees on new investments 0.9% 1.0% 0.9% 0.6% 0.6% * Represents an amount less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. “Junior Debt” is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets. – Total investments at fair value increased by approximately 2.4%, or $20.1 million, during the three months ended September 30, 2025. – Total investments in portfolio companies at fair value was $845.8 million at September 30, 2025. Portfolio Highlights - New Originations

6 $15.00 $0.33 ($0.32) $(0.02) $0.01 $15.00 June 30, 2025 NAV Net Investment Income Dividends Recorded in September 30, 2025 Quarter Net Realized Gain (Loss) on Investments and Foreign Currency Transactions Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions September 30, 2025 NAV GDLC Generated Strong NII Resulting in 8.5% Annualized Return to Shareholders1 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. Net Realized & Unrealized Loss: $(0.01) NAV Per Share Bridge

7 3% 1% 91% 5% Portfolio Highlights - Portfolio Diversity as of September 30, 2025 Investment Portfolio $846MM | 277 Portfolio Companies | Average Size 0.4% Portfolio Composition by Seniority 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on Standard & Poor’s 2018 industry code. The largest industries represented as approximate percentages of the portfolio at fair value are labeled. All other industry segments are each below 3%. 96% First Lien Diversification by Portfolio Company Top 10 Portfolio Companies 15% Top 25 Portfolio Companies 31% Remaining 252 Portfolio Companies 69% Avg Size 0.4% Floating, 99% Fixed, 1% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 Software 29% Diversified Consumer Services 7% Healthcare Providers & Services 7% Specialty Retail 6% Insurance 6% Automobiles 5% Commercial Services & Supplies 5% Healthcare Technology 4% Hotels, Restaurants & Leisure 3% 32 industries below 3% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity

8 12.7% 12.5% 12.3% 12.1% 11.0% 10.9% 10.5% 10.4%12.3% 12.1% 11.9% 11.7% 10.7% 10.4% 10.2% 10.0% 4.5% 4.4% 4.0% 3.3% 3.4% 3.7% 3.3% 3.4% 8.2% 8.1% 8.3% 8.8% 7.6% 7.2% 7.2% 7.0% 5.3% 5.3% 5.3% 4.6% 4.3% 4.3% 4.3% 4.0% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month Secured Overnight Financing Rate ("SOFR") FY’24 Q 1 FY’24 Q 2 FY’24 Q 3 FY’24 Q 4 FY’25 Q 1 FY’25 Q 2 FY’25 Q 3 FY’25 Q 4 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Portfolio Highlights - Economic Analysis 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations.

9 Portfolio Highlights - Portfolio Ratings – Over 96% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of September 30, 2025, and two portfolio company investments were on non-accrual. Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End Rating 2021 2022 2023 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 5 0.0% 0.6% 0.2% 0.2% 3.4% 3.7% 4.1% 6.4% 4 100.0% 97.9% 94.5% 96.1% 93.8% 93.4% 92.7% 90.2% 3 0.0% 1.5% 5.3% 3.4% 2.5% 2.7% 3.1% 3.4% 2 0.0% 0.0% 0.0% 0.3% 0.3% 0.2% 0.1% 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0%* 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination Internal Performance Ratings Definition * Represents an amount less than 0.1%.

10 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 (audited) (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $689,946 $763,730 $773,794 $825,734 $845,821 Cash, cash equivalents and foreign currencies 11,570 8,521 12,100 7,916 6,787 Restricted cash, cash equivalents and foreign currencies 8,550 11,980 15,870 22,829 13,957 Other assets 9,442 7,188 6,914 7,292 9,757 Total Assets $719,508 $791,419 $808,678 $863,771 $876,322 Liabilities and Net Assets Debt $244,053 $285,234 $272,345 $303,565 $314,868 Unamortized debt issuance costs (1,933) (2,316) (2,135) (2,409) (2,084) Interest payable 4,926 4,085 4,572 4,439 4,557 Distributions payable 7,018 8,062 7,872 7,499 8,098 Management and income incentive fees payable 2,909 3,055 3,196 3,301 3,473 Other liabilities 1,072 1,360 1,401 1,188 1,188 Total Liabilities $258,045 $299,480 $287,251 $317,583 $330,100 Total Net Assets $461,463 $491,939 $521,427 $546,188 $546,222 Total Liabilities and Net Assets $719,508 $791,419 $808,678 $863,771 $876,322 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $15.00 GAAP Leverage 0.54x 0.59x 0.53x 0.56x 0.58x GAAP debt-to-equity net1 0.50 x 0.56 x 0.50 x 0.54 x 0.56 x Asset coverage 285.3% 270.0% 288.3% 277.3% 271.0 % Common shares outstanding 30,764,174 32,795,950 34,761,802 36,412,542 36,414,793 1. GAAP debt-to-equity, net is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets.

11 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $19,449 $19,347 $20,016 $20,166 $21,009 Dividend income 319 376 368 329 446 Fee income 113 54 162 207 144 Total investment income $19,881 $19,777 $20,546 $20,702 $21,599 Expenses Interest and other debt financing expenses $5,518 $5,218 $5,269 $5,198 $5,326 Base management fee, net of waiver 1,683 1,840 1,917 2,009 2,128 Incentive fee, net of waiver 1,226 1,215 1,279 1,292 1,345 Incentive fee – capital gains (153) 51 (24) (106) (4) Other operating expenses 416 569 570 578 695 Total Expenses $8,690 $8,893 $9,011 $8,971 $9,490 Excise tax — — — — — Net Investment Income after tax $11,191 $10,884 $11,535 $11,731 $12,109 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $67 ($726) ($1,700) $412 ($895) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (770) 1,821 1,509 (1,005) 477 Net gain (loss) on investments and foreign currency transactions ($703) $1,095 ($191) ($593) ($418) Net realized gain (loss) on extinguishment of debt — (432) — — — Net increase/(decrease) in net assets resulting from operations $10,488 $11,547 $11,344 $11,138 $11,691 Per Share Data1 Earnings/(loss) per weighted average share $0.37 $0.37 $0.34 $0.32 $0.32 Net investment income per weighted average share $0.40 $0.35 $0.35 $0.34 $0.33 Distributions declared per share2 $0.37 $0.38 $0.35 $0.32 $0.32 Weighted average common shares outstanding 28,260,988 31,095,433 32,949,965 34,907,577 36,413,354 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

12 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 10.8% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending September 30, 2025. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. (0.1)% 3.1% 3.2% 0.2% 1.5% 1.8% 3.3% 3.4% 3.0% 3.1% 4.2% 3.4% 2.5% 2.5% 2.3% 2.1% 2.1% Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Avg. 2.4% Investors in GDLC have achieved a 10.8% IRR on NAV1

13 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $6.8 million as of September 30, 2025. – Restricted cash and cash equivalents and restricted foreign currencies totaled $14.0 million as of September 30, 2025. Restricted cash is held pursuant to our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment under the terms of the relevant leverage facility. Capital Subscriptions – As of September 30, 2025, we had total investor capital subscriptions of $542.6 million and contributed capital of $542.6 million (100.0% called capital ratio). Debt Facilities - Availability – Deutsche Bank Credit Facility - As of September 30, 2025, subject to leverage and borrowing base restrictions, we had $135.1 million of remaining commitments and $104.1 million of availability on this $450.0 million revolving credit facility. – GC Advisors Revolver - As of September 30, 2025, we had $70.0 million of remaining commitments and availability on our $70.0 million unsecured line of credit with GC Advisors. Key Funding Vehicles1 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Deutsche Bank Credit Facility $ 450,000 $ 314,868 $ 135,132 May 14, 2027 May 14, 2030 3-month SOFR + 2.10% GC Advisors Revolver 70,000 — 70,000 N/A October 21, 2027 Applicable Federal Rate 1.Information presented is as of September 30, 2025.

14 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 3, 2024 July 19, 2024 July 2024 26,889,900.217 September 18, 2024 $0.1291 $3,470 August 2, 2024 August 27, 2024 August 2024 28,831,653.550 November 19, 2024 0.1225 3,533 August 2, 2024 September 17, 2024 September 2024 28,831,653.550 November 19, 2024 0.1209 3,485 Total for Quarter Ended September 30, 2024 $0.3725 $10,488 August 2, 2024 October 15, 2024 October 2024 30,764,173.550 December 18, 2024 $0.1133 $3,485 November 14, 2024 November 15, 2024 November 2024 30,764,173.550 January 8, 2025 0.1165 3,584 November 14, 2024 December 13, 2024 December 2024 30,764,173.550 February 18, 2025 0.1456 4,478 Total for Quarter Ended December 31, 2024 $0.3754 $11,547 November 14, 2024 January 17, 2025 January 2025 32,796,747.867 March 18, 2025 $0.1059 $3,472 February 3, 2025 February 26, 2025 February 2025 32,797,737.539 May 21, 2025 0.1197 3,925 February 3, 2025 March 17, 2025 March 2025 32,797,737.539 May 21, 2025 0.1203 3,947 Total for Quarter Ended March 31, 2025 $0.3459 $11,344 February 3, 2025 April 18, 2025 April 2025 34,761,801.645 June 17, 2025 $0.1047 $3,639 May 2, 2025 May 26, 2025 May 2025 34,763,474.274 August 20, 2025 0.1096 3,812 May 2, 2025 June 20, 2025 June 2025 34,764,208.955 August 20, 2025 0.1061 3,687 Total for Quarter Ended June 30, 2025 $0.3204 $11,138 May 2, 2025 July 18, 2025 July 2025 36,412,542.288 September 17, 2025 $0.0987 $3,593 August 1, 2025 August 26, 2025 August 2025 36,414,084.995 November 20, 2025 0.1220 4,441 August 1, 2025 September 15, 2025 September 2025 36,414,084.995 November 20, 2025 0.1004 3,657 Total for Quarter Ended September 30, 2025 $0.3211 $11,691

15 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000’s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 1, 2025 October 15, 2025 October 20251 36,414,793.025 December 17, 2025 TBD TBD November 14, 2025 November 14, 2025 November 20252 36,414,793.025 January 21, 2026 TBD TBD November 14, 2025 December 12, 2025 December 20253 TBD February 18, 2026 TBD TBD November 14, 2025 January 16, 2026 January 20264 TBD March 18, 2026 TBD TBD 1. On August 1, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2025 through October 31, 2025 and the payment of this distribution is $15.00 per share. 2. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2025 through November 30, 2025 and the payment of this distribution is $15.00 per share. 3. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2025 through December 31, 2025 and the payment of this distribution is $15.00 per share. 4. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2026 through January 31, 2026 and the payment of this distribution is $15.00 per share.